UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/14/2011

Griffin Capital Net Lease REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-54377

Maryland	26-3335705
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2121 Rosecrans Avenue, Suite 3321
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(310) 606-5900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On September 14, 2011, the board of directors of Griffin Capital Net Lease REIT, Inc. (the "Registrant") extended the termination date of its initial public offering from November 6, 2011 until November 6, 2012, which is three years after the effective date of the initial public offering. The board of directors of the Registrant reserves the right to terminate the initial public offering at any time prior to November 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Net Lease REIT, Inc.

Date: September 15, 2011	By:	/s/ Joseph E. Miller
Joseph E. Miller
Chief Financial Officer and Treasurer